U.S. Securities and Exchange Commission
                            Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  April 4, 2000


                                 RENTECH, INC.
            (Exact name of registrant as specified in its charter)

  Colorado                      0-19260                       84-0957421
  (State of incorporation)      (Commission File Number)   (IRS Employer
                                                      Identification No.)

  1331 17th Street, Suite 720, Denver, Colorado 80202              80202
  (Address of principal executive offices)                     (Zip Code)

                                (303) 298-8008
            (Registrant's telephone number, including area code)

                                     N/A
       (Former name or former address, if changed since last report)


  Item 5.  Other Events.

      The application of Rentech, Inc. for the listing of its common stock on The American Stock Exchange was approved by the exchange effective April 4, 2000. Rentech's common stock is scheduled to start trading on The American Stock Exchange on April 5, 2000. The stock is to trade on AMEX under the symbol "RTK."

       Trading of Rentech's common stock on the OTC Bulletin Board is to be discontinued at the close of the market on April 4, 2000.












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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RENTECH, INC.


                                 By:  (signature)
                                      ------------------------------------
                                      Ronald C. Butz, Vice President,

  Date:  April 4, 2000